SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          April 14, 1994



                                MATTEL, INC.
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           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 524-2000
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                                   N/A
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       (Former name or former address, if changed since last report)

                Information to be included in the Report
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Item 5.         Other Events
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                Mattel, Inc. hereby incorporates by reference herein its Management Incentive Plan and Long-Term Incentive Plan, each effective January 1, 1993, copies of which are included as Exhibits 99.1 and 99.2 attached hereto.

Item 7.         Financial Statements and Exhibits
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        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                99.1    Mattel, Inc. Management Incentive Plan

                99.2    Mattel, Inc. Long-Term Incentive Plan

                               SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Robert Normile
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                                                  Robert Normile
                                                  Assistant General Counsel
        Date: As of April 14, 1994                and Assistant Secretary
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